Net Loss Per Share	12 Months Ended
Dec. 31, 2016
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
Net Loss per Share
Basic net loss per share is computed by dividing net loss applicable to common shareholders by the weighted-average number of common shares outstanding during the period. For all periods presented, there is no difference in the number of shares used to calculate basic and diluted shares outstanding due to the Company’s net loss position.
Anti-dilutive common share equivalents excluded from the computation of diluted net loss per share were as follows (in thousands):

	December 31,
	2016	2015	2014
Common share purchase warrants	10,243	9,078	2,419
Convertible notes	8,167	6,500	2,451
Convertible notes interest	8,144	2,316	657
Restricted stock not yet vested or released	3,764	5,618	673
Options outstanding	3,255	3,714	3,393
VDI earn-out liability	—	—	1,051